UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2014

SIGMABROADBAND CO.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

Georgia (State or other jurisdiction of incorporation)	333-191426 (Commission File Number)	46-1289228 (IRS Employer Identification No.)
2690 Cobb Parkway Suite A5 Atlanta, Georgia (Address of principal executive offices)	33080 (Zip Code)

Registrant’s telephone number, including area code (800)545-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b) New Independent Registered Public Accounting Firm.

Effective October 29, 2015, the Company engaged MartinelliMick PLLC, of Spokane, Washington, as our independent registered public accounting firm for the fiscal year ended December 31, 2015. During the Company’s two most recent fiscal years and the subsequent interim period through October 29, 2015, the Company did not consult with MartinelliMick PLLC with respect to any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2014	SIGMABROADBAND CO. By: /s/ Jeffery A. Brown Jeffery A. Brown President, Secretary, Principal Executive Officer and Director

Date: November 6, 2014	SIGMABROADBAND CO. By: /s/ Timothy D. Valley Timothy D. Valley Chief Financial Officer and Principal Accounting Officer